Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 5

November 1, 2013 to the

Intelligent Life® VUL Prospectus

dated May 1, 2013, as supplemented May 22, 2013 and July 19, 2013

Intelligent Life® Survivorship VUL Prospectus

dated May 1, 2013, as supplemented May 22, 2013 and July 19, 2013

Intelligent Variable Annuity® Prospectus

dated May 1, 2013, as supplemented May 22, 2013 and July 19, 2013

This supplement amends a certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

PIMCO VIT Emerging Markets Bond Portfolio-Inst. Class

PIMCO VIT Commodity Real Return Strategy Portfolio-Inst. Class

DFA VA Global Moderate Allocation Portfolio

Credit Suisse Trust-Commodity Return Strategy Portfolio

On pages 7-8 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus, and pages 4-5 of the Intelligent Variable Annuity prospectus, the annual portfolio operating expenses table has changed as follows to reflect the addition of new portfolios for allocation of Policy values effective November 1, 2013:

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
PIMCO VIT Emerging Markets Bond Portfolio-Inst. Class	0.85%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%
PIMCO VIT Commodity Real Return Strategy Portfolio-Inst. Class	0.74%	0.00%	0.11%	0.14%	0.99%	0.14%	0.85%
DFA VA Global Moderate Allocation Portfolio	0.25%	0.00%	0.41%	0.28%	0.94%	0.54%	0.40%
Credit Suisse Trust-Commodity Return Strategy Portfolio	0.50%	0.25%	0.59%	0.00%	1.34%	0.29%	1.05%

On pages 25-27 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus, and pages 10-11 of the Intelligent Variable Annuity prospectus, the Portfolio Investment Managers and Investment Objectives table has changed as follows to reflect the addition of the new portfolios:

Portfolio	Investment Manager	Investment Objective
PIMCO VIT Emerging Markets Bond Portfolio-Inst. Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Commodity Real Return Strategy Portfolio-Inst. Class	Pacific Investment Management Company LLC	Seeks maximum real return.
DFA VA Global Moderate Allocation Portfolio	Dimensional Fund Advisors LP	Seeks total return consisting of capital appreciation and current income.
Credit Suisse Trust-Commodity Return Strategy Portfolio	Credit Suisse Asset Management, LLC	Seeks total return.

For more information about these changes and about the portfolios generally, refer to the individual portfolio prospectuses.

A14195 (11/13)